                                                                    EXHIBIT 99.3

                         [HEALTHCARE REALTY TRUST LOGO]


                            SUPPLEMENTAL DATA REPORT

                      THREE MONTHS ENDED SEPTEMBER 30, 2004

     DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA, UNLESS OTHERWISE DISCLOSED

                         UPDATED AS OF OCTOBER 28, 2004


1)   RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED


                                                        FOR THE THREE MONTHS        FOR THE NINE MONTHS
                                                         ENDED SEPTEMBER 30,        ENDED SEPTEMBER 30,
                                                      -------------------------   -------------------------
                                                          2004          2003          2004          2003
                                                      -----------   -----------   -----------   -----------
NET INCOME(2)                                         $    16,378   $    17,449   $    49,816   $    53,652

  NET LOSS ON SALE OF REAL ESTATE PROPERTIES                   37           461           603           668

  REAL ESTATE DEPRECIATION AND AMORTIZATION                14,829        10,308        39,010        30,628
                                                      -----------   -----------   -----------   -----------
  TOTAL ADJUSTMENTS                                        14,866        10,769        39,613        31,296
                                                      -----------   -----------   -----------   -----------

FUNDS FROM OPERATIONS - BASIC AND DILUTED             $    31,244   $    28,218   $    89,429   $    84,948
                                                      ===========   ===========   ===========   ===========
FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC        $      0.70   $      0.69   $      2.09   $      2.08
                                                      ===========   ===========   ===========   ===========
FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED      $      0.69   $      0.68   $      2.06   $      2.04
                                                      ===========   ===========   ===========   ===========
WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC          44,784,456    41,087,329    42,751,434    40,939,067
                                                      ===========   ===========   ===========   ===========
WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED        45,499,021    41,732,935    43,463,096    41,636,126
                                                      ===========   ===========   ===========   ===========


(1) Funds From Operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as "the most commonly accepted and reported measure of REIT operating performance equal to a REITs net income, excluding gains or losses from sales of property and adding back real estate depreciation."

     Management believes FFO and FFO per share to be important supplemental measures of a REITs performance because they provide an understanding of the operating performance of the Company's properties without giving effect to significant non-cash items, primarily depreciation of real estate. Management uses FFO and FFO per share to compare its own operating results from period to period, and to monitor the operating results of the Company's peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts in their notes and publications about REITs; and finally, because research analysts publish their earnings estimates and consensus estimates for healthcare REITs only in terms of fully-diluted FFO per share and not in terms of net income or earnings per share. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share.

     However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

(2) Net income includes non-cash deferred compensation of $850 thousand and $688 thousand, respectively, for the three months ended September 30, 2004 and 2003, and $2.5 million and $2.1 million, respectively, for the nine months ended September 30, 2004 and 2003.






--------------------------------------------------------------------------------
     Quarterly Supplemental Data Report is also available on the Company's website -- www.healthcarerealty.com
                       Bethany A. Mancini (615) 269-8175
                      Email: BMancini@healthcarerealty.com
--------------------------------------------------------------------------------


 HEALTHCARE REALTY TRUST
 SUPPLEMENTAL DATA REPORT
 THREE MONTHS ENDED SEPTEMBER 30, 2004                              PAGE 1 OF 13

2)   CONSOLIDATED BALANCE SHEETS


ASSETS
                                                                                 (Unaudited)           (1)
                                                                                SEPT 30, 2004      DEC. 31, 2003
                                                                                -------------      -------------
Real estate properties (2):
     Land                                                                        $   146,649        $   139,732
     Buildings, improvements and lease intangibles                                 1,705,993          1,405,426
     Personal property                                                                15,304             14,416
     Construction in progress                                                         38,709             13,198
                                                                                 -----------        -----------
                                                                                   1,906,655          1,572,772
     Less accumulated depreciation                                                  (270,687)          (232,763)
                                                                                 -----------        -----------
           Total real estate properties, net                                       1,635,968          1,340,009

Cash and cash equivalents                                                              4,026              3,840

Mortgage notes receivable                                                             60,765             91,835

Other assets, net                                                                    106,537             90,026
                                                                                 -----------        -----------
Total assets                                                                     $ 1,807,296        $ 1,525,710
                                                                                 ===========        ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
      Notes and bonds payable                                                    $   720,865        $   590,281

      Accounts payable and accrued liabilities                                        36,389             15,649

      Other liabilities                                                               19,730             17,502
                                                                                 -----------        -----------
Total liabilities                                                                    776,984            623,432
                                                                                 -----------        -----------
Commitments and contingencies                                                              0                  0

Stockholders' equity:
      Preferred stock, $.01 par value; 50,000,000 shares authorized;
            issued and outstanding, none                                                   0                  0
      Common stock, $.01 par value; 150,000,000 shares authorized;
            issued and outstanding, 2004 -- 47,682,227; 2003 -- 42,823,916               476                428

      Additional paid-in capital                                                   1,222,512          1,054,465

      Deferred compensation                                                          (23,332)           (18,396)

      Cumulative net income                                                          565,475            515,659

      Cumulative dividends                                                          (734,819)          (649,878)
                                                                                 -----------        -----------
Total stockholders' equity                                                         1,030,312            902,278
                                                                                 -----------        -----------
Total liabilities and stockholders' equity                                       $ 1,807,296        $ 1,525,710
                                                                                 ===========        ===========

(1) The balance sheet at December 31, 2003 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

(2)  Total weighted average depreciable life is 34.2 years. (see schedule 5)





HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                              PAGE 2 OF 13

3)   CONSOLIDATED STATEMENTS OF INCOME(1)

                                                             FOR THE THREE MONTHS           FOR THE NINE MONTHS
                                                              ENDED SEPTEMBER 30,            ENDED SEPTEMBER 30,
                                                         ---------------------------    ---------------------------
                                                             2004           2003            2004           2003
                                                         ------------   ------------    ------------   ------------
                                                          (Unaudited)    (Unaudited)    (Unaudited)     (Unaudited)
REVENUES
    Master lease rental income                           $     23,385   $     21,564    $     69,106   $     65,875
    Property operating income                                  30,352         18,523          77,862         52,852
    Straight line rent                                            354            811             844          2,001
    Mortgage interest income                                    1,953          2,710           7,586          7,678
    Other operating income                                      5,805          4,468          15,195         13,666
                                                         ---------------------------    ---------------------------
                                                               61,849         48,076         170,593        142,072

EXPENSES
    General and administrative(2)                               3,066          2,701           9,306          8,235
    Property operating expenses                                15,556          8,757          38,980         25,054
    Interest                                                   11,715          8,627          32,470         25,637
    Depreciation                                               12,359         10,549          35,018         31,169
    Amortization                                                2,775             13           5,003             40
                                                         ---------------------------    ---------------------------
                                                               45,471         30,647         120,777         90,135
                                                         ---------------------------    ---------------------------

INCOME FROM CONTINUING OPERATIONS                              16,378         17,429          49,816         51,937

DISCONTINUED OPERATIONS
    Operating income from Discontinued Operations                   0            481               0          2,383
    Loss on sale of real estate properties                          0           (461)              0           (668)
                                                         ---------------------------    ---------------------------
                                                                    0             20               0          1,715

NET INCOME(3)                                            $     16,378   $     17,449    $     49,816   $     53,652
                                                         ===========================    ===========================

BASIC EARNINGS PER COMMON SHARE:

    INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE   $       0.37   $       0.42    $       1.17   $       1.27
                                                         ===========================    ===========================

    DISCONTINUED OPERATIONS PER COMMON SHARE             $         --   $         --    $         --   $       0.04
                                                         ===========================    ===========================

    NET INCOME PER COMMON SHARE                          $       0.37   $       0.42    $       1.17   $       1.31
                                                         ===========================    ===========================

DILUTED EARNINGS PER COMMON SHARE:

    INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE   $       0.36   $       0.42    $       1.15   $       1.25
                                                         ===========================    ===========================

    DISCONTINUED OPERATIONS PER COMMON SHARE             $         --   $         --    $         --   $       0.04
                                                         ===========================    ===========================



    NET INCOME PER COMMON SHARE                          $       0.36   $       0.42    $       1.15   $       1.29
                                                         ===========================    ===========================

WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC              44,784,456     41,087,329      42,751,434     40,939,067
                                                         ===========================    ===========================

WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED            45,499,021     41,732,935      43,463,096     41,636,126
                                                         ===========================    ===========================


      (1) The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

      (2) During the third quarter of 2004, the Company's independent auditors initiated a review of the Company's accounting treatment of the non-cash amortization of deferred compensation. Management believes the accounting treatment consistently followed since 1994 is correct. Resolution of the matter may result in an adjustment that would decrease a portion of the unamortized balance of deferred compensation. As of September 30, 2004, the unamortized deferred compensation balance was approximately $23.3 million. The matter remains under discussion; and, accordingly, the Company's financial statements may be subject to change.

      (3) The decline in net income in the quarter ended September 30, 2004 is largely related to the application of Financial Accounting Standards Board ("FASB") Statement No. 141 in accounting for the acquisition of real estate operations. The Company has acquired approximately $299 million in real estate operations year-to-date. FASB Statement No. 141 requires that the purchase price of these real estate operations be allocated between the land, the physical building as if the building was vacant when acquired, and the lease intangible assets acquired. The purchase price allocated to the lease intangible assets is amortized over the remaining lease term, typically one to five years, compared to the estimated depreciable life of the building of 39 years. The majority of the lease intangible amortization is charged to amortization expense and, because it is accelerated, has reduced net income more significantly for the current year than prior years due to the increased volume of acquisitions.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                               PAGE 3 OF 13

3)   CONSOLIDATED STATEMENTS OF INCOME (con't)

     RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)


                                                            FOR THE THREE MONTHS            FOR THE NINE MONTHS
                                                             ENDED SEPTEMBER 30,            ENDED SEPTEMBER 30,
                                                         ---------------------------    ---------------------------
                                                             2004           2003            2004           2003
                                                         -----------    ------------    ------------    -----------
NET INCOME                                               $    16,378    $    17,449     $     49,816    $    53,652

DEPRECIATION AND AMORTIZATION (1)                             16,930         10,598           40,022         31,539
DEPRECIATION AND AMORTIZATION (2)                            (12,598)        (8,879)         (32,783)       (26,425)
GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE                         0            370             (514)           401
ASSETS
STRAIGHT LINE RENT                                              (354)          (811)            (844)        (2,082)
OTHER                                                          3,069         (8,084)           7,469         (9,951)
                                                         ---------------------------    ---------------------------
                                                               7,047         (6,806)          13,350         (6,518)
                                                         ---------------------------    ---------------------------

TAXABLE INCOME (3)                                       $    23,425    $    10,643     $     63,166    $    47,134
                                                         ===========================    ===========================

     (1)  Per books

     (2)  Tax basis

     (3)  Before REIT dividend paid deduction

     NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                               PAGE 4 OF 13

4)   INVESTMENT PROGRESSION


     A)   CONSTRUCTION IN PROGRESS


                                                                       FOR THE THREE                   FOR THE NINE
                                                          NUMBER OF     MONTHS ENDED     NUMBER OF     MONTHS ENDED
                                                         PROPERTIES       09/30/04      PROPERTIES       09/30/04
                                                         ---------------------------    ---------------------------
     Balance at beginning of period                             3           $ 28,221          2            $ 13,198

     Fundings on projects in existence at
       the beginning of the period                              0             10,488          0              23,711

     New Projects started during the period                     0                  0          2               9,057

     Completions                                                0                  0         (1)             (7,257)
                                                         ---------------------------    ---------------------------
     Balance at end of period                                   3           $ 38,709          3            $ 38,709
                                                         ===========================    ===========================


     B)   REAL ESTATE PROPERTIES


                                                                       FOR THE THREE                   FOR THE NINE
                                                          NUMBER OF     MONTHS ENDED     NUMBER OF     MONTHS ENDED
                                                         PROPERTIES       09/30/04      PROPERTIES       09/30/04
                                                         ---------------------------    ---------------------------
     Balance at beginning of period                           222         $1,738,565        202          $1,559,574

     Acquisitions (1)                                          20            125,052         40             297,445

     Additions/Improvements                                     0              4,594          0              10,618

     Completions (CIP)                                          0                  0          1               7,257

     Sales (2)                                                  0               (265)        (1)             (6,948)
                                                         ---------------------------    ---------------------------
     Balance at end of period                                 242         $1,867,946        242          $1,867,946
                                                         ===========================    ===========================


     C)   MORTGAGE NOTES RECEIVABLE


                                                                       FOR THE THREE                   FOR THE NINE
                                                          NUMBER OF     MONTHS ENDED     NUMBER OF     MONTHS ENDED
                                                         PROPERTIES       09/30/04      PROPERTIES       09/30/04
                                                         ---------------------------    ---------------------------
     Balance at beginning of period                            12           $ 81,911         14            $ 91,835

     Funding of Mortgages                                       0                  0          1               1,260

     Repayments (1)                                            (2)           (21,174)        (5)            (32,297)

     Amortization                                               0                159          0                 448

     Scheduled Principal Payments                               0               (131)         0                (481)
                                                         ---------------------------    ---------------------------
     Balance at end of period                                  10           $ 60,765         10            $ 60,765
                                                         ===========================    ===========================

(1) On July 30, 2004, the Company acquired 20 ancillary hospital facilities in Texas for $133 million. Approximately $10 million of the purchase price was allocated and recorded as intangible assets included in other assets on the Company's balance sheet. Additionally, land was acquired in Texas for $1.8 million. Also, during the quarter a $16.5 million mortgage note receivable on a specialty hospital facility in Arizona was repaid in full and a $4.7 million mortgage note receivable on an assisted living facility in Idaho was repaid in full.

(2) During the quarter, two parcels of land were sold for $0.3 million.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                               PAGE 5 OF 13

5)   INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION


                                                                INPATIENT FACILITIES
                                                ------------------------------------------------------------
                                MEDICAL OFFICE/  ASSISTED      SKILLED    INPATIENT  INDEPENDENT     OTHER
                                  OUTPATIENT      LIVING       NURSING      REHAB       LIVING     INPATIENT               % OF
                                  FACILITIES    FACILITIES   FACILITIES   FACILITIES  FACILITIES  FACILITIES    TOTAL      TOTAL
                                --------------- ----------   ----------   ---------- -----------  ----------   --------  ---------
MASTER LEASES
 1 Alabama                       $  55,560      $  4,395                   $ 17,722                            $ 77,677    3.95%
 2 Arizona                           5,253                    $  2,874                                            8,127    0.41%
 3 Arkansas                          3,055                                                                        3,055    0.16%
 4 California                       25,834                                                         $12,688       38,522    1.96%
 5 Colorado                                        4,967        21,441                                           26,408    1.34%
 6 Connecticut                                    12,189                                                         12,189    0.62%
 7 Florida                         100,047        26,719        10,206       11,703                             148,675    7.56%
 8 Georgia                           4,278         6,025                                                         10,303    0.52%
 9 Illinois                         13,425                                                                       13,425    0.68%
10 Indiana                                                       3,740                                            3,740    0.19%
11 Kansas                                                        7,593                                            7,593    0.39%
12 Massachusetts                    12,034                                                                       12,034    0.61%
13 Michigan                                                     21,913                              13,859       35,772    1.82%
14 Mississippi                       4,498         3,498                                                          7,996    0.41%
15 Missouri                         20,940         6,250        11,139                                           38,329    1.95%
16 Nevada                            3,801                                                                        3,801    0.19%
17 New Jersey                                     19,047                                                         19,047    0.97%
18 North Carolina                                  3,982                                                          3,982    0.20%
19 Ohio                                            4,612                                                          4,612    0.23%
20 Oklahoma                                                     13,341                                           13,341    0.68%
21 Pennsylvania                                   32,179        21,765      113,867                             167,811    8.53%
22 Tennessee                         5,750         3,899        14,545                                           24,194    1.23%
23 Texas                            67,105        28,895        19,465       13,202    $43,680       6,022      178,369    9.07%
24 Virginia                         27,102        17,675        37,234                                           82,011    4.17%
                                  ----------------------------------------------------------------------------------------------
   TOTAL MASTER
   LEASES                         $348,682      $174,332      $185,256     $156,494    $43,680     $32,569     $941,013   47.83%
                                  ----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                        SAME FACILITY NOI GROWTH FOR MASTER LEASES (3Q2004 TO 3Q2003):                              2.5%
--------------------------------------------------------------------------------------------------------------------------------

OPERATING PROPERTIES
 1 Arizona                        $ 26,261                                                                     $ 26,261    1.33%
 2 California                       95,136                                                                       95,136    4.84%
 3 District of Columbia             28,502                                                                       28,502    1.45%
 4 Florida                         112,329                                                                      112,329    5.71%
 5 Georgia                           9,913                                                                        9,913    0.50%
 6 Hawaii                           26,862                                                                       26,862    1.37%
 7 Illinois                         18,089                                                                       18,089    0.92%
 8 Kansas                           11,494                                                                       11,494    0.58%
 9 Louisiana                        11,294                                                                       11,294    0.57%
10 Maryland                         13,955                                                                       13,955    0.71%
11 Michigan                         21,137                                                                       21,137    1.07%
12 Mississippi                       8,520                                                                        8,520    0.43%
13 Missouri                         18,177                                                                       18,177    0.92%
14 Nevada                           52,476                                                                       52,476    2.67%
15 Pennsylvania                     23,245                                                                       23,245    1.18%
16 Tennessee                       157,658                                                                      157,658    8.01%
17 Texas                           255,258                                                                      255,258   12.97%
18 Virginia                         46,613                                                                       46,613    2.37%
19 Wyoming                          18,904                                                                       18,904    0.96%
                                  ----------------------------------------------------------------------------------------------
   TOTAL OPER.
   PROPERTIES                     $955,823           $--           $--          $--         $--         $--    $955,823   48.58%
                                  ----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                        SAME FACILITY NOI GROWTH FOR OPERATING PROPERTIES (3Q2004 TO 3Q2003):                       3.3%
--------------------------------------------------------------------------------------------------------------------------------

   Corporate
   Property                                                                                                       9,819    0.50%
                                ------------------------------------------------------------------------------------------------
   TOTAL EQUITY
   INVESTMENTS                  $1,304,505      $174,332      $185,256     $156,494     $43,680     $32,569  $1,906,655   96.91%
                                ===============================================================================================

--------------------------------------------------------------------------------------------------------------------------------
Wtd Avg
Depreciable
Life (yrs):
Wtd Avg Period                        34.7          32.4          34.5         34.8        31.6        34.6        34.2
Held (yrs):                            5.4           5.3           7.0          6.0         6.0         7.4         5.7
--------------------------------------------------------------------------------------------------------------------------------

MORTGAGES
 1 Arizona                                      $  4,592                                                     $    4,592    0.23%
 2 California                                      4,839                                                          4,839    0.25%
 3 Florida                      $    1,260        11,276                                $18,626                  31,162    1.58%
 4 Michigan                                                   $  1,554                                            1,554    0.08%
 5 Oregon                                          2,710                                                          2,710    0.14%
 6 South Carolina                                  2,864                                                          2,864    0.15%
 7 Tennessee                                                    13,044                                           13,044    0.66%
                                ------------------------------------------------------------------------------------------------
   TOTAL MTG.
   INVESTMENTS                  $    1,260      $ 26,281      $ 14,598     $     --     $18,626     $    --  $   60,765    3.09%
                                ------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                        SAME FACILITY NOI GROWTH FOR MORTGAGES (3Q2004 TO 3Q2003):                                  1.4%
--------------------------------------------------------------------------------------------------------------------------------

   TOTAL
   INVESTMENTS                  $1,305,765      $200,613      $199,854     $156,494     $62,306     $32,569  $1,967,420  100.00%
                                ================================================================================================
   PERCENT OF
   $ INVESTED                        66.71%        10.25%        10.21%        7.99%       3.18%       1.66%     100.00%
                                ================================================================================================
   NUMBER OF
   PROPERTIES                          166            36            36            9           5           3         255
                                ================================================================================================

   NUMBER OF
   BEDS                                            2,688         3,550          766         909         374       8,287
                                                ================================================================================



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                               PAGE 6 OF 13

6)   SQUARE FEET OWNED AND/OR MANAGED

     A)   BY GEOGRAPHIC LOCATION

                              Number of Properties                   Owned
                        ------------------------------  ---------------------------------
                                                                                           Third Party
                                Third    Mort-            Not      Construction             Property
                        Owned   Party    gages   Total  Managed    In Progress    Managed  Management  Mortgages   Total    Percent
                        ------------------------------  ---------------------------------  ----------------------------------------
 1 Texas                   51                      51     987,629     276,705   1,987,381                        3,251,715   22.10%
 2 Florida                 35      6       4       45     799,791                 741,641     60,055    576,425  2,177,912   14.80%
 3 Tennessee               22      5       1       28     166,849               1,277,494    277,318    160,132  1,881,793   12.79%
 4 Virginia                24                      24     527,705                 472,388    111,998             1,112,091    7.56%
 5 Pennsylvania            20                      20     722,053                 117,996                          840,049    5.71%
 6 California              12              1       13     184,913                 458,465                50,000    693,378    4.71%
 7 Michigan                11              1       12     315,227                 198,909                49,408    563,544    3.83%
 8 Connecticut              1     36               37      59,387                      --    474,784               534,171    3.63%
 9 Alabama                 10                      10     507,530                      --                          507,530    3.45%
10 Missouri                10                      10     201,167                 106,146                          307,313    2.09%
11 Arizona                  8              1        9      74,507                 160,780                50,500    285,787    1.94%
12 Hawaii                   3                       3          --     144,000     138,450                          282,450    1.92%
13 Colorado                 3                       3     277,083                      --                          277,083    1.88%
14 Illinois                 3                       3     115,100                 141,765                          256,865    1.75%
15 Nevada                   3                       3      16,878                 224,765                          241,643    1.64%
16 District of Columbia     2                       2          --                 182,836                          182,836    1.24%
17 Wyoming                  1      1                2          --                 139,647                          139,647    0.95%
18 Georgia                  5                       5      65,741                  73,504                          139,245    0.95%
19 Oklahoma                 5                       5     139,216                                                  139,216    0.95%
20 Mississippi              2      2                4      25,000                  58,036     49,254               132,290    0.90%
21 Louisiana                2                       2                             129,770                          129,770    0.88%
22 Kansas                   2                       2      57,035                  70,908                          127,943    0.87%
23 New Jersey               2                       2     110,844                                                  110,844    0.75%
24 Massachusetts            2                       2      92,742                                                   92,742    0.63%
25 Maryland                 2                       2                              90,893                           90,893    0.62%
26 Oregon                   0              1        1          --                                        80,429     80,429    0.55%
27 North Carolina           1                       1      33,181                                                   33,181    0.23%
28 Ohio                     1                       1      33,181                                                   33,181    0.23%
29 Indiana                  1                       1      29,500                                                   29,500    0.20%
30 South Carolina           0              1        1          --                                        23,000     23,000    0.16%
31 Arkansas                 1                       1      11,963                      --                           11,963    0.08%
32 New York                 0      1                1          --                              1,926                 1,926    0.01%
                         -----------------------------  ---------------------------------------------------------------------------

TOTAL PROPERTIES/
SQUARE FEET               245     51      10      306   5,554,222     420,705   6,771,774    975,335    989,894 14,711,930  100.00%
                         =============================  ===========================================================================


     B)   BY FACILITY TYPE

                                                            Owned
                                     -----------------------------------------------  Third Party
                                         Not     Construction               Total      Property
                                       Managed    In Progress    Managed    Owned     Management   Mortgages      Total     Percent
                                     -----------------------------------------------  ----------------------------------------------
Medical Office/Outpatient Facilities  1,979,691     420,705    6,771,774   9,172,170    941,380       22,500   10,136,050     68.90%
Skilled Nursing Facilities            1,351,448                            1,351,448                 209,540    1,560,988     10.61%
Assisted Living Facilities            1,054,617                            1,054,617                 311,589    1,366,206      9.29%
Independent Living Facilities           308,742                              308,742                 446,265      755,007      5.13%
Inpatient Rehab Hospitals               643,383                              643,383                              643,383      4.37%
Other Inpatient Facilities              216,341                              216,341     33,955                   250,296      1.70%
                                     -----------------------------------------------  ----------------------------------------------
TOTAL SQUARE FEET                     5,554,222     420,705    6,771,774  12,746,701    975,335      989,894   14,711,930    100.00%
                                     ===============================================  ==============================================
PERCENT OF TOTAL SQUARE FOOTAGE          37.75%       2.86%       46.03%      86.64%      6.63%        6.73%      100.00%
                                     ===============================================  ==============================================
TOTAL NUMBER OF PROPERTIES                  135           3          107         245         51           10         306
                                     ===============================================  ==============================================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                               PAGE 7 OF 13

7)   SQUARE FOOTAGE BY OWNERSHIP TYPE

     A)   OCCUPANTS GREATER THAN 1% (1)



                                                                           INPATIENT FACILITIES
                                                    ------------------------------------------------------------
                                         MEDICAL                                                                             % OF
                                         OFFICE/     ASSISTED    SKILLED     INPATIENT   INDEPENDENT    OTHER               TOTAL(2)
                                        OUTPATIENT    LIVING     NURSING       REHAB       LIVING     INPATIENT             SQUARE
                                        FACILITIES  FACILITIES  FACILITIES   FACILITIES  FACILITIES   FACILITIES   TOTAL     FEET
                                        ----------  --------------------------------------------------------------------------------
 1 Healthsouth                            105,176                              643,383                             748,559   5.45%
 2 Baylor Health Systems                  568,072                                                                  568,072   4.14%
 3 Life Care Centers of America                         51,319     512,060                                         563,379   4.10%
 4 Emeritus Corporation                                502,119                                                     502,119   3.66%
 5 Senior Lifestyles                                                                       308,742                 308,742   2.25%
 6 Summerville Senior Living                           292,231                                                     292,231   2.13%
 7 Lewis-Gale Clinic LLC                  291,818                                                                  291,818   2.12%
 8 Centennial Healthcare Corporation                               151,172                                         151,172   1.10%
 9 Ascension Nashville                    150,612                                                                  150,612   1.10%
10 Melbourne Internal Medicine Assocs     140,125                                                                  140,125   1.02%

   All Other Occupants:                 7,916,367      208,948     688,216          --          --    216,341    9,029,872  65.74%
                                        ------------------------------------------------------------------------------------------
                    TOTAL               9,172,170    1,054,617   1,351,448     643,383     308,742    216,341   12,746,701  92.79%
                                        ------------------------------------------------------------------------------------------

     B)   MORTGAGEES GREATER THAN 1%

                                                                           INPATIENT FACILITIES
                                                    ------------------------------------------------------------
                                         MEDICAL                                                                             % OF
                                         OFFICE/     ASSISTED    SKILLED     INPATIENT   INDEPENDENT    OTHER               TOTAL(2)
                                        OUTPATIENT    LIVING     NURSING       REHAB       LIVING     INPATIENT             SQUARE
                                        FACILITIES  FACILITIES  FACILITIES   FACILITIES  FACILITIES   FACILITIES   TOTAL     FEET
                                        ----------  --------------------------------------------------------------------------------
  Aston Care Systems, Inc.                                                                 446,265                 446,265    3.25%

  All Other Mortgagees:                   22,500      311,589    209,540          --            --        --       543,629    3.96%
                                          ------------------------------------------------------------------------------------------
                    TOTAL                 22,500      311,589    209,540          --       446,265        --       989,894    7.21%
                                          ------------------------------------------------------------------------------------------

(1) Medical Office/Outpatient Facilities consists of approximately 2,400 occupants with an average square footage of approximately 3,900 feet per each, while Inpatient Facilities consists of 18 occupants with an average square footage of approximately 199,000 feet per each.

(2) Based on Total Square Footage of Owned Properties and Mortgages.


8)   LEASE/MORTGAGE MATURITY SCHEDULE

     A)   LEASES

                                                                                                                        WEIGHTED
                                                                          NUMBER OF                                     AVERAGE
                                                                          OPERATING       ESTIMATED     PERCENT OF     REMAINING
                                                           NUMBER OF      PROPERTY       ANNUALIZED     ANNUALIZED       LEASE
                                                         MASTER LEASES     LEASES       NET REVENUE    NET REVENUE    TERM (YEARS)
                                                         ---------------------------------------------------------------------------
                                              2004              6            284         $ 14,007          6.68%          0.01
                                              2005              4            228           14,284          6.81%          0.03
                                              2006              3            185           15,287          7.29%          0.07
                                              2007              8            170           24,885         11.87%          0.20
                                              2008             14            100           17,577          8.38%          0.34
                                              2009             26            162           33,777         16.11%          0.81
                                              2010             13             23           12,192          5.82%          0.52
                                              2011              8             23           20,426          9.74%          0.53
                                              2012              8              9            8,399          4.01%          0.39
                                              2013             28             20           27,082         12.92%          1.55
                                              2014              3             17            3,065          1.46%          0.07
                                              2015              8              0            4,912          2.34%          0.39
                                        After 2015              5              6           13,750          6.56%          1.66
                                                          --------------------------------------------------------------------------
                                             TOTAL            134          1,227         $209,643        100.00%          6.55
                                                          ==========================================================================
                                                          NUMBER OF PROPERTIES REPRESENTED: 245

     B)   MORTGAGES

                                                                                                        WEIGHTED
                                                                                                        AVERAGE
                                                                          ESTIMATED     PERCENT OF     REMAINING
                                                         NUMBER OF       ANNUALIZED     ANNUALIZED     MORTGAGE
                                                         MORTGAGES       NET REVENUE    NET REVENUE   TERM (YEARS)
                                                        -----------------------------------------------------------
                                              2004           1             $  228           2.99%         0.00
                                              2005           3                818          10.74%         0.15
                                              2006           2              3,938          51.70%         0.69
                                              2007           0                 --           0.00%         0.00
                                              2008           2                861          11.30%         0.44
                                              2009           1                550           7.22%         0.42
                                              2010           0                 --           0.00%         0.00
                                              2011           0                 --           0.00%         0.00
                                              2012           0                 --           0.00%         0.00
                                              2013           1              1,222          16.04%         1.89
                                              2014           0                 --           0.00%         0.00
                                              2015           0                 --           0.00%         0.00
                                        After 2015           0                 --           0.00%         0.00
                                                        -----------------------------------------------------------
                                             TOTAL          10             $7,617         100.00%         3.60
                                                        ===========================================================




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                               PAGE 8 OF 13

9)  CONSTRUCTION IN PROGRESS - AS OF SEPTEMBER 30, 2004


                                                         Investment      Remaining         Total
        Operator                           Properties     Balance       Commitment     Real Estate (1)
        -------------------------------    -----------------------------------------------------------
        Baylor Medical Center at Plano          1         $25,182         $ 8,728        $ 33,910
        Baylor Medical Center at Irving         1           7,382          14,428          21,810
        Hawaii MOB (2)                          1           6,145          40,855          47,000
                                           -----------------------------------------------------------
        TOTAL (3)                               3         $38,709         $64,011        $102,720
                                           ===========================================================
          Percentage of construction in progress to total investment portfolio:                     1.97%
                                                                                                =========

(1)         Projected Timing of Conversion to Revenue Producing Assets:


                                     2004                             2005
              -------------------------------------------------------------------------------------------
                 QTR 1        QTR 2       QTR 3      QTR 4       QTR 1      QTR 2      QTR 3       Total
              -------------------------------------------------------------------------------------------
                  $0           $0          $0       $33,910       $0       $21,810      $0        $55,720
              ===========================================================================================


(2) During the second quarter of 2004, the Company acquired land in Honolulu. The site is currently under preparation, and the building is in the design phase.

(3) During the three and nine months ending September 30, 2004, the Company capitalized interest in the amount of $379 thousand and $972 thousand respectively.

10) DIVIDEND HISTORY  (DOLLARS NOT ROUNDED TO THOUSANDS)

    A)      COMMON STOCK

                                                                             Increase
                                                                            From Prior
            Operating Period                 Payment Date        Amount       Quarter    Annualized
            -----------------------------------------------------------------------------------------
            First Quarter 1999                May 17, 1999       0.535         0.005        2.14
            Second Quarter 1999              Aug. 16, 1999       0.540         0.005        2.16
            Third Quarter 1999               Nov. 16, 1999       0.545         0.005        2.18
            Fourth Quarter 1999              Feb. 16, 2000       0.550         0.005        2.20

            First Quarter 2000                May 17, 2000       0.555         0.005        2.22
            Second Quarter 2000              Aug. 16, 2000       0.560         0.005        2.24
            Third Quarter 2000                Dec. 6, 2000       0.565         0.005        2.26
            Fourth Quarter 2000               Mar. 7, 2001       0.570         0.005        2.28

            First Quarter 2001                June 7, 2001       0.575         0.005        2.30
            Second Quarter 2001              Sept. 6, 2001       0.580         0.005        2.32
            Third Quarter 2001                Dec. 6, 2001       0.585         0.005        2.34
            Fourth Quarter 2001               Mar. 6, 2002       0.590         0.005        2.36

            First Quarter 2002                June 6, 2002       0.595         0.005        2.38
            Second Quarter 2002              Sept. 5, 2002       0.600         0.005        2.40
            Third Quarter 2002                Dec. 5, 2002       0.605         0.005        2.42
            Fourth Quarter 2002               Mar. 6, 2003       0.610         0.005        2.44

            First Quarter 2003                June 5, 2003       0.615         0.005        2.46
            Second Quarter 2003              Sept. 4, 2003       0.620         0.005        2.48
            Third Quarter 2003                Dec. 4, 2003       0.625         0.005        2.50
            Fourth Quarter 2003               Mar. 4, 2004       0.630         0.005        2.52

            First Quarter 2004                June 3, 2004       0.635         0.005        2.54
            Second Quarter 2004              Sept. 2, 2004       0.640         0.005        2.56
            Third Quarter 2004                Dec. 2, 2004       0.645         0.005        2.58


    B)      PREFERRED STOCK

            On September 30, 2002, the Company redeemed all of the 3,000,000 shares of Preferred Stock then outstanding, pursuant to the terms of issuance, at the redemption price of $25.00 per share. Prior to the redemption, the Company made quarterly cash distributions on the Preferred Stock at an annualized rate of $2.22 per share. Healthcare Realty Trust Incorporated is authorized to issue 50,000,000 shares of Preferred Stock.

    C)      INFORMATION REGARDING TAXABLE STATUS OF 2003 CASH DISTRIBUTIONS


                                                 Cash          Taxable                     Total
                                             Distribution      Ordinary     Return of     Capital
                                              Per Share        Dividend      Capital       Gain
                                          ----------------------------------------------------------
            HR COMMON                         $2.470000       $1.497420       $0.972580    $ --
            CUSIP # 421946104


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                               PAGE 9 OF 13

11) LONG-TERM DEBT INFORMATION - AS OF SEPTEMBER 30, 2004

    A)      BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:


                                                           Balance            Effective Rate
                                                         --------------------------------------------
            Fixed Rate Debt:
               Senior Notes due 2006                        49,700                 9.49%
               Senior Notes due 2011, net                  311,363                 7.218%                  See Note (C)
               Senior Notes due 2014, net                  298,554                 5.190%                  See Note (F)
               Mortgage Notes Payable                       51,081         Range from 7.22% to 7.76%       See Note (D)
               Other Note Payable                            1,167                 7.53%
                                                          --------
                                                           711,865
                                                          --------
            Variable Rate Debt:
               Unsecured Credit Facility due 2006
                                                             9,000            1.10% over LIBOR             See Note (E)
                                                          --------
                                                             9,000
                                                          --------
                                       TOTAL              $720,865
                                                          ========


    B)      FUTURE MATURITIES:

                                                                                                             2009
                                                    2004       2005        2006       2007       2,008     and After     Total
                                                  -------------------------------------------------------------------------------
        Fixed Rate Debt:
           Senior Notes due 2006                       --     20,300      29,400         --         --           --     $ 49,700
           Senior Notes due 2011, net                 437      1,822       1,956      2,099      2,254      302,795      311,363
           Senior Notes due 2014, net                 (30)      (124)       (131)      (138)      (133)     299,110      298,554
           Mortgage Notes Payable                   1,143      3,747       4,037      4,348      4,681       33,125       51,081
           Other Note Payable                          --      1,167          --         --         --           --        1,167
        Variable Rate Debt:
           Unsecured Credit Facility due 2006          --         --       9,000         --         --           --        9,000
                                                  -------------------------------------------------------------------------------
                                                   $1,550    $26,912     $44,262     $6,309     $6,802     $635,030     $720,865
                                                  ===============================================================================


    C) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were priced to yield 8.202%. The Company also entered into an interest rate swap agreement with two banks on $125 million of these notes on which the Company will effectively pay interest at the equivalent rate of 4.12% over six month LIBOR. The rate is established each May 1 and November 1 for the previous six month period. The fair value of the interest rate swap is combined with the principal balance of the Senior Notes due 2011.

    D) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011.

    E) In October 2003, the Company entered into a new three year $300 million senior unsecured revolving credit facility. The new facility may be increased to $350 million at any time during the first 2 years of the facility term at the Company's request subject to the availability of additional capital commitments and may be extended for one additional year. The facility bears interest at LIBOR rates plus 1.10%, payable quarterly, and matures in October 2006. In addition, the Company pays a facility fee of 0.35% on the commitment, and is subject to other terms and conditions customary for transactions of this nature.

    F) In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%. The proceeds from the offering were used to repay in full the amount outstanding under the Company's Unsecured Credit Facility due 2006, to repay maturing indebtedness on the Company's 9.49% Senior Notes due 2006, and for general corporate purposes.

    G)      CREDIT RATING:

            Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.

            Standard & Poor's Investors Service has assigned a "BBB-" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.

            Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2006, 2011, and 2014.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                              PAGE 10 OF 13

12) COMMON SHARES INFORMATION

    The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:


                                                                     FOR THE THREE MONTHS            FOR THE NINE MONTHS
                                                                      ENDED SEPTEMBER 30,            ENDED SEPTEMBER 30,
                                                                 -----------------------------  -----------------------------
                                                                    2004              2003           2004           2003
                                                                 -----------------------------  -----------------------------
TOTAL COMMON SHARES OUTSTANDING                                  47,682,227        42,810,142     47,682,227     42,810,142
                                                                 =============================  =============================
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                       46,092,008        42,206,768     44,042,019     42,058,506
    Weighted Average Actual Restricted Stock Shares              (1,307,552)       (1,119,439)    (1,290,585)    (1,119,439)
                                                                 -----------------------------  -----------------------------
DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO            44,784,456        41,087,329     42,751,434     40,939,067

    Dilutive effect of restricted stock shares                      671,879           600,128        656,828        650,002
    Dilutive effect of employee stock purchase plan                  42,686            45,478         54,834         47,057
                                                                 -----------------------------  -----------------------------
DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO          45,499,021        41,732,935     43,463,096     41,636,126
                                                                 =============================  =============================

Note 1: As of September 30, 2004, HR had approximately 1,896 shareholders of record.

Note 2: During the third quarter, the Company issued 4.6 million shares of common stock at $36.30 per share ($34.57 per share net of discounts and commissions) in an underwritten public offering and received approximately $159 million in net proceeds.



13) BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF SEPTEMBER 30, 2004


        Officers                           Owned          Restricted(1)      Total
    ---------------------------------------------------------------------------------
    David R. Emery                        144,800(2)         813,680         958,480
    Roger O. West                           5,832            420,735         426,567
    Scott W. Holmes                         2,310              9,654          11,964
    J. D. Carter Steele                     3,723              9,277          13,000
    John M. Bryant, Jr.                       854              4,087           4,941

    Other Officers as a group              27,692             46,373          74,065

    Directors as a group                   49,572              3,150          52,722

                                         --------------------------------------------
    TOTAL                                 234,783          1,306,956       1,541,739
                                         ============================================


    (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

    (2) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.




14) INSTITUTIONAL HOLDINGS AS OF JUNE 30, 2004

    A)        Institutional Shares Held:                23,913,875          (Source: Form 13F Filings)
                                                        ==========
    B)        Number of Institutions:                          183
                                                        ==========
    C)        Percentage of Common Shares Outstanding:       55.53%
                                                        ==========


15) BOOK VALUE PER COMMON SHARE



    Total Stockholders' Equity                         $ 1,030,312
                                                       -----------
    Total Common Shares Outstanding                     47,682,227
                                                       -----------
    Book Value Per Common Share                        $     21.61
                                                       ===========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                              PAGE 11 OF 13

16) OTHER CORPORATE INFORMATION

    A)      CORPORATE HEADQUARTERS:

                HEALTHCARE REALTY TRUST INCORPORATED
                HEALTHCARE REALTY SERVICES INCORPORATED
                3310 West End Avenue, Suite 700
                Nashville, TN  37203
                Phone:  615-269-8175
                Fax:  615-269-8461
                E-mail:  hrinfo@healthcarerealty.com


            OTHER OFFICES:

                Central Regional Office - Arizona
                Eastern Regional Office - Georgia
                Tennessee Regional Office - Tennessee
                Texas Regional Office - Texas
                Western Regional Office - California


    B)      STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:


            Security Description           Stock Exchange               Symbol         CUSIP Number
            ----------------------------------------------------------------------------------------
            Common Stock                   New York Stock Exchange         HR            421946104
            Senior Notes due 2011          OTC                             HR            421946AE4
            Senior Notes due 2014          OTC                             HR            421946AF1


    C)      WEB SITE:

            www.healthcarerealty.com


    D)      CORPORATE OFFICERS:

            HEALTHCARE REALTY TRUST INCORPORATED
            David R. Emery, Chairman of the Board and
                Chief Executive Officer
            John M. Bryant, Jr., Senior Vice President and
                General Counsel
            Scott W. Holmes, Senior Vice President and Chief Financial
                Officer
            J. D. Carter Steele, Senior Vice President and Chief
                Operating Officer
            Eric W. Fischer, Senior Vice President / Real Estate
                Investments
            Fredrick M. Langreck, Senior Vice President / Treasurer
            James M. Albright, Vice President / Asset Management
            Donald L. Husi, Vice President / Senior Living Investments
            Leigh Ann Stach, Vice President / Financial Reporting
            Roger O. West, Vice President
            B. Douglas Whitman, Vice President / Real Estate Investments
            Brince R. Wilford, Vice President / Real Estate Investments
            Stephen E. Cox, Associate Vice President / Operations Counsel William R. Davis, Associate Vice President / Information
                Technology
            Toni L. Ewing, Associate Vice President / Asset Administration
            Julie A. Ferrell, Associate Vice President / Real Estate Investments Todd J. Meredith, Associate Vice President / Real Estate Investments Amy M. Poley, Associate Vice President / Real Estate Investments Rita H. Todd, Corporate Secretary

            HEALTHCARE REALTY SERVICES INCORPORATED
            B. Bart Starr,  Chairman of the Board
            Anne C. Barbour, Vice President / Dallas Region
            Thomas M. Carnell, Vice President / Design & Construction
            Stephen E. Hull, Vice President / Management Services
            Gilbert T. Irvin, Vice President / Operations
            Revell M. Lester, Associate Vice President / Project Development
                Services
            Steve L. Standifer, Associate Vice President / Design & Construction

    E)      BOARD OF DIRECTORS:

            David R. Emery, Chairman of the Board and Chief Executive
                Officer, Healthcare Realty Trust Incorporated
            Errol L. Biggs, Ph.D., Director - Center for Health
                Administration, University of Colorado (Healthcare Academician)
            C. Raymond Fernandez, M.D., Chief Executive Officer and Chief
                Medical Officer, Piedmont Clinic (Physician)
            Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
                (Healthcare Architect)
            Marliese E. Mooney (Hospital Operations Consultant)
            Edwin B. Morris III, Managing Director, Morris & Morse
                (Real Estate Finance Executive)
            J. Knox Singleton, Chief Executive Officer, INOVA Health Systems
                (Healthcare Provider Executive)
            Bruce D. Sullivan, retired audit partner, Ernst & Young LLP
                (Accounting and Financial Reporting Executive)
            Dan S. Wilford, retired President and Chief Executive
                Officer, Memorial Hermann Healthcare System (Healthcare Provider Executive)


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                              PAGE 12 OF 13

    F)      PROFESSIONAL AFFILIATIONS:

                 INDEPENDENT PUBLIC AUDITORS
                 KPMG LLP
                 1900 Nashville City Center
                 511 Union Street
                 Nashville, TN
                 37219-1735

                 TRANSFER AGENT
                 EquiServe
                 P.O. Box 43010
                 Providence, RI 02940-3010
                 Phone: 781-575-3400

    G)      DIVIDEND REINVESTMENT PLAN:

                 Through the Company's transfer agent, EquiServe, named Shareholders of Record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60 thousand of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

    H)      DIRECT DEPOSIT OF DIVIDENDS:

                 Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write EquiServe, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.

    I)      ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                 A.G. Edwards & Sons, Inc.          John Sheehan (314) 955-5834
                 Advest, Inc.                       Robert Mains (518) 587-7250
                 Banc of America Securities LLC     Gary Taylor (212) 847-5174
                 Friedman, Billings, Ramsey & Co.   Paul Morgan (415) 874-3412
                 Legg Mason Wood Walker, Inc.       Jerry Doctrow (410) 454-5142
                 Prudential Securities, Inc.        Jim Sullivan (212) 778-2515
                 Wachovia Securities                Stephen Swett (212) 909-0954

    J)      PROJECTED DATES FOR 2004 DIVIDEND AND EARNINGS PRESS RELEASES:

                                           DIVIDEND                 EARNINGS
                                       -----------------        -----------------
            Fourth Quarter 2004        January 25, 2005         January 28, 2005


                 NOTE: A conference call will be scheduled at 9:00 AM Central time the morning of the earnings press release.

    K)      INVESTOR RELATIONS:

                 Healthcare Realty Trust Incorporated
                 3310 West End Avenue, Suite 700
                 Nashville, TN  37203
                 Attention:  Bethany A. Mancini
                 Phone:  615-269-8175
                 Fax:  615-269-8461
                 E-mail:  BMancini@healthcarerealty.com

        In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust Incorporated for the year ended December 31, 2003. The 10-K is available via the Company's web site or by calling Investor Relations at (615) 269-8175. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED SEPTEMBER 30, 2004                              PAGE 13 OF 13